UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

KKR Credit Opportunities Portfolio

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

September 5, 2025

[NAME]

[ADDRESS LINE 1]

[ADDRESS LINE 2]

IMPORTANT NOTICE

[PERSONALIZED QR CODE FOR VOTING]

Re: KKR Credit Opportunities Portfolio

Dear Valued Shareholder,

KKR Credit Opportunities Portfolio has engaged Broadridge Proxy Services Center to assist with an important matter related to your investment.

A special shareholder meeting is scheduled for September 12, 2025. You are receiving this letter because you held shares on the record date, and we have not received your vote.

We kindly request you contact us as soon as possible. You can reach us by calling 1-844-202-6602 during the hours of Monday through Friday: 9:00 AM – 10:00 PM Eastern Time.

Alternatively, you may scan the QR code above to conveniently complete your response online.

This matter is very important and will take only a moment of your time. Thank you in advance for your assistance with this matter.

KKR2025